UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2015

NRG YIELD, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36002 (Commission File Number)	46-1777204 (IRS Employer Identification No.)

211 Carnegie Center, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 524-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously reported, on January 2, 2015, NRG Yield, Inc. (“NRG Yield” or the “Company”) completed its previously announced acquisition of (i) 100% of the membership interests of Mission Wind Laredo, LLC, which indirectly owns Laredo Ridge, a 81 MW wind facility located in Petersburg, Nebraska (“Laredo Ridge”), from NRG Wind LLC (“NRG Wind”), (ii) 100% of the membership interests of Tapestry Wind LLC, which indirectly owns three wind facilities totaling 204 MW, including Buffalo Bear, a 19 MW wind facility in Oklahoma, Taloga, a 130 MW wind facility in Oklahoma, and Pinnacle, a 55 MW wind facility in West Virginia (Pinnacle, together with Buffalo Bear and Taloga, “Tapestry”), from NRG Wind, and (iii) 100% of the membership interests of WCEP Holdings, LLC, which indirectly owns Walnut Creek, a 485 MW natural gas facility located in City of Industry, California (“Walnut Creek”, together with Laredo Ridge and Tapestry, the “Drop-Down Assets”), from NRG Arroyo Nogales LLC (“NRG Arroyo Nogales” and, together with NRG Wind, the “Sellers”), pursuant to those certain purchase and sale agreements with the Sellers, each of which are wholly-owned subsidiaries of NRG Energy, Inc. This Current Report on Form 8-K/A (the “Form 8-K/A”) amends the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on January 6, 2015 to include the financial statements of the Drop-Down Assets and the pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, and to include the exhibits under Item 9.01(d) of this Form 8-K/A.

Section 9 - Financial Statements and Exhibits

Item 9.01                                           Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired.

The audited financial statements of Laredo Ridge Wind, LLC as of December 31, 2013 and 2012, and for each of the two years in the period ended December 31, 2013, and the unaudited financial statements of Laredo Ridge Wind, LLC as of September 30, 2014 and for the nine months ended September 30, 2014 are attached to this Form 8-K/A as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

The audited consolidated financial statements of WCEP Holdings, LLC and its subsidiaries as of December 31, 2013, and for the year ended December 31, 2013, and the unaudited consolidated financial statements of WCEP Holdings, LLC and its subsidiaries as of September 30, 2014 and for the nine months ended September 30, 2014 are attached to this Form 8-K/A as Exhibits 99.3 and 99.4, respectively, and are incorporated herein by reference.

The audited consolidated financial statements of Tapestry Wind, LLC and its subsidiaries as of December 31, 2013 and 2012, and for each of the two years in the period ended December 31, 2013, and the unaudited consolidated financial statements of Tapestry Wind, LLC and its subsidiaries as of September 30, 2014 and for the nine months ended September 30, 2014 are attached to this Form 8-K/A as Exhibits 99.5 and 99.6, respectively, and are incorporated herein by reference.

(b)                                 Pro Forma Financial Information.

The unaudited pro forma condensed combined consolidated financial statements and explanatory notes relating to the Company’s acquisition of the Drop-Down Assets are attached as Exhibit 99.7 to this Form 8-K/A and are incorporated herein by reference.

(d)                                 Exhibits.

The Exhibit Index attached to this Form 8-K/A is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Yield, Inc.

By:	/s/ Brian E. Curci
Brian E. Curci
Corporate Secretary

Dated: January 16, 2015

EXHIBIT INDEX

Exhibit No.	Document
23.1	Consent of KPMG LLP.
23.2	Consent of KPMG LLP.
23.3	Consent of KPMG LLP.
99.1	Audited financial statements of Laredo Ridge Wind, LLC as of December 31, 2013 and 2012, and for each of the two years in the period ended December 31, 2013.
99.2	Unaudited financial statements of Laredo Ridge Wind, LLC as of September 30, 2014 and for the nine months ended September 30, 2014.
99.3	Audited consolidated financial statements of WCEP Holdings, LLC and its subsidiaries as of December 31, 2013, and for the year ended December 31, 2013.
99.4	Unaudited consolidated financial statements of WCEP Holdings, LLC and its subsidiaries as of September 30, 2014 and for the nine months ended September 30, 2014.
99.5	Audited consolidated financial statements of Tapestry Wind, LLC and its subsidiaries as of December 31, 2013 and 2012, and for each of the two years in the period ended December 31, 2013.
99.6	Unaudited consolidated financial statements of Tapestry Wind, LLC as of September 30, 2014 and for the nine months ended September 30, 2014.
99.7	Unaudited pro forma combined consolidated financial statements and explanatory notes for the year ended December 31, 2013 and the nine months ended September 30, 2014.